Vanguard Institutional Index Fund

Supplement to the Prospectus Dated April 27, 2012

Prospectus Text Changes

The following text replaces similar text under the heading “Account Minimums” in the Purchasing Shares section:

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

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